JENNISON MID-CAP GROWTH FUND, INC

Supplement dated November 7, 2008 to the Prospectus dated November 3, 2008.

The table entitled Annual Fund Operating Expenses (deducted from Fund Assets) and the footnote beneath, contained in the section Risk/Return Summary – Fees and Expenses, are hereby deleted and replaced with the following:

Annual Fund Operating Expenses (deducted from Fund assets)
	Class A	Class B	Class C	Class L	Class M	Class R	Class X	Class Z
Management Fees	.60%	.60%	.60%	.60%	.60%	.60%	.60%	.60%
+ Distribution and service (12b-1) fees	.30	1.00	1.00	.50	1.00	.75	1.00	None
+ Other expenses	.31	.31	.31	.31	.31	.31	.31	.31
= Total annual Fund operating expenses	1.21	1.91	1.91	1.41	1.91	1.66	1.91	.91
- Fee waiver or expense reimbursement	None	None	None	None	None	(.25)	None	None
= Net annual Fund operating expenses	1.21	1.91	1.91	1.41	1.91	1.41	1.91	.91

LR00244